UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2010

WINDSTREAM CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 17, 2010, Windstream Corporation (“Windstream”) announced that it had received consent from the requisite lenders to amend certain provisions of its existing senior secured credit facilities. Pursuant to that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Security Agreement, dated as of September 17, 2010, by and among Windstream and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the consenting lenders (the “Amendment”), Windstream amended its existing credit agreement and security agreement to, among other things, modify certain definitions, covenants, and other provisions of the credit agreement and the security agreement in order to facilitate Windstream’s participation in the Broadband Initiatives Program administered by the U.S. Department of Agriculture’s Rural Utilities Service. In addition, the Amendment provides for an increase in the aggregate amount of the incremental loans and pari passu secured debt permitted under the senior secured credit facilities from $800 million to $1.6 billion and permits the extension of Windstream’s Tranche B-1 term loans to the extent not previously extended.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A copy of the press release announcing the Amendment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

JPMorgan Chase Bank, N.A., which is the administrative agent and collateral agent under Windstream’s senior secured credit facilities, J.P. Morgan Securities Inc., which served as lead arranger on the Amendment and is a joint bookrunner and lead arranger under the senior secured credit facilities and an affiliate of JPMorgan Chase Bank, N.A., certain of the other lenders under Windstream’s senior secured credit facilities, and certain of their respective affiliates have performed or may in the future perform various commercial banking, lending, investment banking, financial advisory, trustee, hedging, or other services for Windstream and its subsidiaries and affiliates, for which they have received or will receive fees and reimbursement of expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: further adverse changes in economic conditions in the markets served by Windstream; the extent, timing and overall effects of competition in the communications business; continued voice line loss; the impact of new, emerging or competing technologies; the adoption of intercarrier compensation and/or universal service reform proposals by the Federal Communications Commission or Congress that results in a significant loss of revenue to Windstream; the risks associated with the integration of acquired businesses or the ability to realize anticipated synergies, cost savings and growth opportunities; for Windstream’s competitive local exchange carrier operations, adverse effects on the availability, quality of service and price of facilities and services provided by other incumbent local exchange carriers on which Windstream’s competitive local exchange carrier services depend; the availability and cost of financing in the corporate debt markets; the potential for adverse changes in the ratings given to Windstream’s debt securities by nationally accredited ratings organizations; the effects of federal and state legislation, and rules and regulations governing the communications industry; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation; unfavorable rulings by state public service commissions in proceedings regarding universal service funds, inter carrier compensation or other matters that could reduce revenues or increase expenses; the effects of work stoppages; the impact of equipment failure, natural disasters or terrorist acts; earnings on pension plan investments significantly below Windstream’s expected long term rate of return for plan assets; changes in federal, state and local tax laws and rates; and those additional factors under the caption “Risk Factors” in Windstream’s Form 10-K for the year ended Dec. 31, 2009, and in subsequent filings with the Securities and Exchange Commission. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream’s actual results to differ materially from those contemplated in the forward-looking statements contained in this Current Report on Form 8-K should be considered in connection with information regarding risks and uncertainties that may affect Windstream’s future results included in Windstream’s filings with the Securities and Exchange Commission at www.sec.gov.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to Credit Agreement and Amendment No. 1 to Security Agreement, dated as of September 17, 2010, by and among Windstream Corporation and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the consenting lenders

99.1	Press Release dated September 17, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM CORPORATION

By:	/s/ John P. Fletcher
Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel

Date: September 21, 2010